UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41405	95-3795478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

(954) 596-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MICS	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 18, 2023, The Singing Machine Company, Inc. (the “Company”) held its Annual Meeting of Stockholders. A total of 3,611,925 shares of common stock representing 56.27% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the annual meeting.

All ten director nominees were each elected as directors of the Company to serve until the Company’s 2024 annual meeting of stockholders.

The stockholders voted in favor of the non-binding advisory proposal of the compensation disclosed in the Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.

The stockholders voted in favor of “3 Years” for the non-binding advisory proposal for the frequency of the advisory vote on executive compensation.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final voting results on these matters were as follows:

1. Election of Directors:

Name	Votes For	Votes Withhold	Broker Non-Vote
(1) Milton C. Ault III	557,422	2,706,510	347,993
(2) Gary Atkinson	3,262,434	1,498	347,993
(3) Bernardo Melo	3,261,439	2,493	347,993
(4) Henry C.W. Nisser	564,322	2,699,610	347,993
(5) Kenneth S. Cragun	719,487	2,544,445	347,993
(6) James M. Turner	728,669	2,535,263	347,993
(7) Harvey Judkowitz	3,261,601	2,331	347,993
(8) Joseph Kling	3,239,901	24,031	347,993
(9) Mathieu Peloquin	3,262,439	1493	347,993
(10) Jay B. Foreman	3,193,313	70,619	347,993

2. Non-Binding Advisory Vote regarding the approval of the Executive Compensation set forth in the Company’s Proxy Statement Summary Compensation Table:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,113,514	12,926	1,137,492	347,993

3. Non-Binding Advisory Vote of Frequency of Advisory Vote on Executive Compensation.

3 Years	2 Years	1 Year	Votes Abstained	Broker Non-Votes
1,775,618	1,109,345	367,558	11,411	347,993

4. Ratification of appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Votes Abstained
3,584,133	27,566	226

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023

THE SINGING MACHINE COMPANY, INC.

By:	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer